Bird Global Appoints Michael Washinushi as Interim CEO MIAMI – August 9, 2023 - Bird Global, Inc. (NYSE:BRDS), a leader in environmentally friendly electric transportation, today announced the appointment of Michael Washinushi as interim Chief Executive Officer (CEO), effective immediately. Mr. Washinushi will succeed Shane Torchiana and continue to oversee the finance organization until a CEO replacement is appointed. “On behalf of the board, we extend our gratitude to Shane for his leadership during this transitional time for the company,” said John Bitove, Chair of the Board of Directors at Bird. “Michael is stepping in with the full support and confidence of the board. We are committed to Bird becoming a profitable, global e-scooter leader. We have had great success growing share and profits for Bird in Canada and we intend to apply those learnings to Bird globally.” Mr. Washinushi joined Bird in January 2023, serving as Chief Financial Officer (CFO) and leading the company through various milestones towards its goal of being a cash generative business. Prior to joining Bird, he was the CFO for seven years at high growth technology company FreshBooks. Previous to that, he was the CFO of Sirius XM Canada for more than a decade. “I’d like to thank Shane for his dedication and partnership since I joined the company and wish him well on all his future endeavors,” added Washinushi. “When I first joined Bird as CFO, I saw the enormous opportunity and ability for the company to change the landscape of transportation for the better. I remain equally optimistic and am confident that our continued focus on cost discipline, asset efficiency, and a rightsized footprint will leave us well positioned to become a self-sustaining company for the long- term.” This move comes following the recent appointment of John Bitove as Chair of the Board of Directors. He was the Chair and co-founder of Bird Canada, and investment company Obelysk. Obelysk brought SiriusXM satellite radio to Canada and is a major investor across a portfolio of businesses. Bitove was also the founder of the Toronto Raptors of the NBA. For more information on Bird, please visit www.bird.co. About Bird Bird is an electric vehicle company dedicated to bringing affordable, environmentally friendly transportation solutions such as e-scooters and e-bikes to communities across the world. Founded in 2017 by transportation pioneer Travis VanderZanden, Bird’s cleaner, affordable, and on-demand mobility solutions are available in more than 350 cities, primarily across the United States, Canada, Europe, the Middle East, and Australia. We take a collaborative, community-first approach to micromobility. Bird partners closely with the cities in which it operates to provide a reliable and affordable transportation option for people who live and work there. Forward-looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “intend,” “demonstrate,” “expect,” “estimate,” “anticipate,” “should,” and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. Other factors may cause Bird’s actual results to differ materially from those expressed or implied in the forward-looking statements and such factors are discussed in Bird’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and subsequent reports filed by Bird with the SEC. Copies of Bird’s filings with the SEC may be obtained at the “SEC Filings” section of Bird’s website at www.bird.co or on the SEC’s website at www.sec.gov. The forward-looking statements included in this press release are made as of the date hereof. Bird is not under any obligation to (and expressly disclaims any such obligation to) update any of the information in this press release if any forward-looking statement later turns out to be inaccurate, whether as a result of new information, future events or otherwise, except as otherwise may be required by the federal securities laws. Investor Contact Investor@bird.co Media Contact Press@bird.co Source: Bird Global, Inc.